EXHIBIT 10.30

STATEMENT

Eligibility to be an Insured Person

A person is eligible to be an insured person

(a)	on April 1, 1984 if on the day prior to such date the person is a member of the Board of Directors of Northern Telecom Limited, or,

(b)	on the date that the person becomes a member of the Board of Directors of Northern Telecom Limited if after April 1, 1984,

provided the person is not an active employee of Northern Telecom Limited.

Schedule of Benefits

Classification of Insured Person			Life Insurance
1.	All directors who are not and were not active employees of Northern Telecom Limited.		$100,000

2.	All retired directors who are not and were not active employees of Northern Telecom Limited and who retire from the Board of Directors of Northern Telecom Limited		$75,000

	(a)	upon or after their attainment of age sixty-five, or

	(b)	when having served, for a period of not less than ten years, as a director of Northern Telecom Limited or of any corporation directly or indirectly controlled by Northern Telecom Limited.